EXHIBIT 10.69

Execution Version

1011778 B.C. Unlimited Liability Company
NEW RED FINANCE, INC.
$750,000,000
4.375% Second Lien Senior Secured Notes due 2028
Purchase Agreement
November 14, 2019
Morgan Stanley & Co. LLC
as Representative of the
several Initial Purchasers listed
in Schedule 1 hereto

c/o Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036
Ladies and Gentlemen:
1011778 B.C. Unlimited Liability Company, an unlimited liability company organized under the laws of British Columbia (the “Company”), and New Red Finance, Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (the “Co-Issuer” and, together with the Company, the “Issuers” and each, individually, an “Issuer”), propose, subject to the terms and conditions stated herein, to issue and sell to the several initial purchasers listed in Schedule 1 hereto (the “Initial Purchasers”), for whom you are acting as representative (the “Representative”), $750,000,000 aggregate principal amount of their 4.375% Second Lien Senior Secured Notes due 2028 (the “Securities”). The Securities will be issued pursuant to an Indenture to be dated as of the Closing Date (as defined in Section 2 hereof) (the “Indenture”) among the Issuers, certain subsidiaries of the Issuers listed on Schedule 2 hereto (the “Guarantors”) and Wilmington Trust, National Association, as trustee (in such capacity, the “Trustee”) and as collateral agent (in such capacity, the “Collateral Agent”), and will be guaranteed on a senior secured second priority basis by each of the Guarantors (the “Guarantees”).
The Securities and the Guarantees will be secured by a second-priority lien (which will be pari passu in right of payment and security with the lien securing the Issuers’ outstanding 5.000% Second Lien Senior Secured Notes due 2025 (the “Existing Second Lien Notes”)), subject to certain Permitted Liens (as defined below), on substantially all of the tangible and intangible assets of the Issuers and the Guarantors, now owned or hereafter acquired by either of the Issuers or any Guarantor, that secure borrowings under the Amended Credit Agreement (as defined below) on a first-priority basis, subject to certain exceptions described in the Time of Sale Information and the Offering Memorandum (each as defined below) (the “Collateral”). The Collateral shall be described in (a) with respect to fee-owned real property that constitutes Collateral, the mortgages, debentures, hypothecs, deeds of trust or deeds to secure debt for the Existing Second Lien Notes (collectively, the “Mortgages”), (b) with respect to personal property that constitutes Collateral, that certain U.S. security agreement, dated as of December 12, 2014 (as amended, supplemented or otherwise modified from time to time, the “U.S. Security Agreement”), by and among the Co-Issuer, the Guarantors party thereto and the Collateral Agent in its capacity as collateral agent for the holders of the Existing Second Lien Notes, as supplemented by a joinder agreement executed by the Trustee and the Collateral Agent in its capacity as collateral agent for the holders of the Existing Second Lien Notes, dated as of the Closing Date (the “U.S. Security Joinder Agreement”), and that certain Canadian security agreement, dated as of December 12, 2014 (as amended, supplemented or otherwise modified from time to time, the “Canadian Security

Agreement” and, together with the Security Joinder Agreements (as defined below) and the U.S. Security Agreement, the “Security Agreements”), by and among the Company, the Guarantors party thereto and the Collateral Agent, as supplemented by a joinder agreement executed by the Trustee and the Collateral Agent, dated as of the Closing Date (the “Canadian Security Joinder Agreement” and, together with the U.S. Security Joinder Agreement, the “Security Joinder Agreements”), and (c) with respect to the grants of security interest in registrations and/or applications for trademarks, patents and copyrights (and exclusive licenses in any of the foregoing), in the Intellectual Property Security Agreements (as defined below), granting a second-priority security interest in the Collateral, subject to Permitted Liens, for the benefit of the Collateral Agent, the Trustee and each holder of the Securities and the successors and assigns of the foregoing (collectively, the “Secured Parties”). The term “Collateral Documents” as used herein shall mean the Mortgages, the Security Agreements, the Intellectual Property Security Agreements and the Intercreditor Agreements (as defined below) and the term “Collateral Joinder Documents” shall mean the Security Joinder Agreements and the First Lien-Second Lien Intercreditor Agreement Joinder No. 6 (as defined below).
The rights of the holders of the Securities with respect to the Collateral shall be further governed by:
(i)     that certain Intercreditor Agreement, dated as of December 12, 2014, between Wilmington Trust, National Association, as second-priority collateral agent, and the Credit Facilities Agent (as defined below), as supplemented by (u) that certain Joinder No. 1, dated as of May 22, 2015, between the Credit Facilities Agent, as First Priority Designated Agent (as defined therein), and Wilmington Trust, National Association, as trustee and collateral agent, for the holders of the Issuers’ (redeemed) $1,250,000,000 4.625% First Lien Senior Secured Notes due 2022, (v) that certain Joinder No. 2, dated as of May 17, 2017, between the Credit Facilities Agent, as First Priority Designated Agent (as defined therein), and Wilmington Trust, National Association, as collateral agent, for the holders of the Issuers’ $1,500,000,000 4.250% First Lien Senior Secured Notes due 2024 (the “2024 First Lien Notes”), (w) that certain Joinder No. 3, dated as of August 28, 2017, between the Credit Facilities Agent, as First Priority Designated Agent (as defined therein), and Wilmington Trust, National Association, as collateral agent for the holders of the Existing Second Lien Notes, (x) that certain Joinder No. 4, dated as of October 4, 2017, between the Credit Facilities Agent, as First Priority Designated Agent (as defined therein), and Wilmington Trust, National Association, as collateral agent for the holders of the Existing Second Lien Notes, (y) that certain Joinder No. 5, dated as of September 24, 2019, between the Credit Facilities Agent, as First Priority Designated Agent (as defined therein), and Wilmington Trust, National Association, as collateral agent for the holders of the Issuers’ $750,000,000 3.875% First Lien Senior Secured Notes due 2028 (the “2028 First Lien Notes” and, together with the 2024 First Lien Notes, the “Existing First Lien Notes”) and (z) that certain Joinder No. 6 (the “First Lien-Second Lien Intercreditor Agreement Joinder No. 6”), to be dated as of the Closing Date, between the Credit Facilities Agent, as First Priority Designated Agent (as defined therein), and the Collateral Agent (collectively, the “First Lien-Second Lien Intercreditor Agreement”); and
(ii)     that certain Second Amended and Restated Intercreditor Agreement to be dated as of the Closing Date, among the Wilmington Trust, National Association, in its capacity as collateral agent for the holders of the Notes and the Existing Second Lien Notes, The TDL Group Corp. (as successor in interest to Tim Hortons Inc.) (“TDL”) and BNY Trust Company of Canada, in its capacity as collateral agent (the “Existing THI Notes Agent”) for the holders under that certain Trust Indenture, dated as of June 1, 2010 (as amended, modified or supplemented to the date hereof, the “Existing THI Notes Indenture”), governing the 4.52% Senior Unsecured Notes, Series 2, due December 1, 2023 (the “Existing THI Notes”) of TDL (the “THI Notes Intercreditor Agreement” and, together with the First Lien-Second Lien Intercreditor Agreement, the “Intercreditor Agreements”).
As described in the Time of Sale Information and the Offering Memorandum under the caption “Use of proceeds,” the Issuers expect to use the net proceeds of the offering of the Securities, together with revolver borrowings under the Credit Agreement (as defined below) and/or cash on hand, to reduce the size of the term loan facility under the Credit Agreement (the “Repayment”) and to pay related fees and expenses. On the Closing Date, the Issuers are expected to make certain amendments to the Credit Agreement, dated as of October 27, 2014, as amended on May 22, 2015, February 17, 2017, March 27, 2017, May 17, 2017, October 13, 2017, October 2, 2018 and September 6, 2019, by and among 1013421 B.C. Unlimited Liability Company, an unlimited liability company organized under the laws of British Columbia, the Issuers, as the borrowers thereunder, JPMorgan Chase Bank,

N.A., as administrative agent and collateral agent (the “Credit Facilities Agent”), and each other party from time to time party thereto (the “Credit Agreement” and, as so amended on or prior to the Closing Date, the “Amended Credit Agreement” and, together with any other documents, agreements or instruments delivered in connection therewith, collectively, the “Credit Facilities Documentation”). The issuance and sale of the Securities and the use of proceeds therefrom as described above and the execution and delivery of this Agreement, the Indenture (including each Guarantee set forth therein), the Securities, the Collateral Joinder Documents, the THI Notes Intercreditor Agreement and the Credit Facilities Documentation (such documents, collectively, the “Transaction Documents”) in each case including the transactions contemplated thereby, are herein collectively referred to as the “Transactions”.
The Securities will be sold to the Initial Purchasers who may resell all or a portion of the Securities to purchasers (“Subsequent Purchasers”) without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom and without the filing of a prospectus with any securities commission or other securities regulatory authority in any province or territory of Canada under the applicable securities laws of each of the provinces and territories of Canada and the respective regulations and rules made thereunder together with all applicable published policy statements, notices, blanket orders and rulings of each such jurisdiction’s securities regulatory authorities (collectively, the “Canadian Securities Laws”). A portion of the Securities may be offered and sold in the provinces of British Columbia, Alberta, Ontario and Quebec (collectively, the “Offering Provinces”) on a private placement basis to “accredited investors”, as defined in National Instrument 45-106 - Prospectus Exemptions (“NI 45-106”) or, in Ontario, as defined in Section 73.3(1) of the Securities Act (Ontario) (except, in each case, for the criteria set out in paragraph (j), (k) or (l) of such definition in NI 45-106) that are also “permitted clients”, as defined in Section 1.1 of National Instrument 31-103 - Registration Requirements, Exemptions and Ongoing Registrant Obligations (“NI 31-103”), in reliance upon the “accredited investor” exemption from the prospectus requirements of the applicable Canadian Securities Laws provided for in section 2.3 of NI 45-106 or, in Ontario, subsection 73.3(2) of the Securities Act (Ontario) (such offer and sale, the “Canadian Private Placement”). The Issuers and the Guarantors have prepared a preliminary offering memorandum dated November 14, 2019 (the “Preliminary Offering Memorandum”) and will prepare an offering memorandum dated the date hereof (the “Offering Memorandum”) setting forth information concerning the Issuers, the Guarantors (including each of their respective subsidiaries), the Securities and the Guarantees. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Issuers to the Initial Purchasers pursuant to the terms of this Purchase Agreement (this “Agreement”). The Issuers hereby jointly and severally represent that they have authorized the use of the Preliminary Offering Memorandum, the other Time of Sale Information (as defined below) and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Time of Sale Information. References herein to the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum shall be deemed to refer to and include any document incorporated by reference therein and any reference to “amend,” “amendment” or “supplement” with respect to the Preliminary Offering Memorandum or the Offering Memorandum shall be deemed to refer to and include any documents filed after such date and incorporated by reference therein.
At or prior to the time when sales of the Securities were first made (the “Time of Sale”), the Issuers shall have prepared the following information (collectively, the “Time of Sale Information”): the Preliminary Offering Memorandum, as supplemented and amended by the written communications listed on Annex A hereto.
Each of the Issuers and the Guarantors hereby jointly and severally agrees with the several Initial Purchasers concerning the purchase and resale of the Securities, as follows:
1.Purchase and Resale of the Securities. (a) On the basis of the representations, warranties and agreements set forth herein, the Issuers jointly agree to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Issuers the respective principal amount of the Securities set forth opposite such Initial Purchaser’s name in Schedule 1 hereto at a price equal to 99.455% of the principal amount thereof plus accrued interest, if any, from November 19, 2019 to the Closing Date. The Issuers will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

(b)    The Issuers understand that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Time of Sale Information. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:
(i)it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a) of Regulation D under the Securities Act (“Regulation D”);

(ii)neither it nor any person engaged by it has solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act; and

(iii)neither it nor any person engaged by it has solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering except:

(A)to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act (“Rule 144A”) and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; or

(B)in accordance with the restrictions set forth in Annex C hereto.

(c)    Each Initial Purchaser acknowledges and agrees that the Issuers and, for purposes of the “no registration” opinions (and equivalent exempt distribution opinions in respect of the Canadian Private Placement) to be delivered to the Initial Purchasers pursuant to Section 6(f)(i) and Section 6(f)(ii) and Section 6(g), counsel for the Issuers and counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (b) above (including Annex C hereto) and Section 5, and each Initial Purchaser hereby consents to such reliance.
(d)    Each Issuer and each of the Guarantors acknowledge and agree that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser; provided that such offers and sales shall be made in accordance with the provisions of this Agreement (including Annex C hereto).
(e)    The Issuers and the Guarantors acknowledge and agree that each Initial Purchaser is acting solely in the capacity of an arm’s-length contractual counterparty to the Issuers and the Guarantors with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or fiduciary to, or agent of, the Issuers, the Guarantors or any other person. Additionally, neither the Representative nor any other Initial Purchaser is advising the Issuers, the Guarantors or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Issuers and the Guarantors shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and neither the Representative nor any other Initial Purchaser shall have any responsibility or liability to the Issuers or the Guarantors with respect thereto. Any review by the Representative or any Initial Purchaser of the Issuers, the Guarantors, any other person and the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Representative or such Initial Purchaser, as the case may be, and shall not be on behalf of the Issuers, the Guarantors or any other person. The Issuers and the Guarantors agree that they will not claim that the Initial Purchasers, or any of them, have rendered services of any nature, or owe a fiduciary or similar duty to the Issuers or the Guarantors, in connection with the purchase and sale of the Securities pursuant to this Agreement or the process leading thereto.
2.Payment and Delivery. (a) Payment for and delivery of the Securities will be made at the offices of Cahill Gordon & Reindel llp at 10:00 a.m., New York City time, on November 19, 2019, or at such other time or place on the same or such other date as the Representative and the Issuers may agree upon in writing not later than the fifth business day thereafter. The time and date of such payment and delivery is referred to herein as the “Closing Date.”

(b)    Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Issuers to the Representative against delivery to the nominee of The Depository Trust Company (“DTC”), for the account of the Initial Purchasers, of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer and other stamp, excise or similar taxes payable in connection with the sale of the Securities duly paid by the Issuers. The Global Note will be made available for inspection by the Representative not later than 1:00 p.m., New York City time, on the business day prior to the Closing Date.
3.Representations and Warranties of the Issuers and the Guarantors. Each of the Issuers and the Guarantors hereby jointly and severally represents and warrants to each Initial Purchaser that:

(a)Preliminary Offering Memorandum, Time of Sale Information and Offering Memorandum. The Preliminary Offering Memorandum, as of its date, did not, the Time of Sale Information, at the Time of Sale, did not, and at the Closing Date, will not, and the Offering Memorandum, at the time first used by the Initial Purchasers to confirm sales of the Securities and as of the Closing Date, will not, contain any Misrepresentation; provided that the Issuers and the Guarantors make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Issuers or the Guarantors in writing by or on behalf of such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, the Time of Sale Information or the Offering Memorandum. For the purposes of this Agreement, “Misrepresentation” means an untrue statement of a material fact or an omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)Additional Written Communications. Neither the Issuers nor the Guarantors (including their respective agents and representatives, other than the Initial Purchasers in their capacity as such) have prepared, used, authorized or approved, nor will they prepare, use, authorize or approve, any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by an Issuer, the Guarantors or their respective agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below), an “Issuer Written Communication”) other than (i) the Preliminary Offering Memorandum, (ii) the Offering Memorandum, (iii) the documents listed on Annex A hereto, including a term sheet substantially in the form of Annex B hereto, which constitute part of the Time of Sale Information, and (iv) any electronic road show or other written communications, in each case used in accordance with Section 4(c) hereof. Each such Issuer Written Communication, when taken together with the Time of Sale Information, did not, and at the Closing Date will not, contain any Misrepresentation; provided that the Issuers and the Guarantors make no representation and warranty with respect to any statements or omissions made in each such Issuer Written Communication in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Issuers or the Guarantors in writing by or on behalf of such Initial Purchaser through the Representative expressly for use in any Issuer Written Communication.

(c)Incorporated Documents. The documents incorporated by reference in each of the Time of Sale Information and the Offering Memorandum, when filed with the Securities and Exchange Commission (the “Commission”), conformed or will conform, as the case may be, in all material respects to the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder, and did not and will not contain any Misrepresentation.

(d)Financial Statements. The consolidated financial statements and the related notes thereto of Restaurant Brands International Inc. (“Parent”) and its subsidiaries and Restaurant Brands International Limited Partnership (the “Partnership”) and its subsidiaries included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum present fairly in all material respects the consolidated financial position of Parent and its subsidiaries and the Partnership and its subsidiaries, respectively, as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; and such financial statements have been prepared in conformity with U.S. generally accepted accounting principles, applied on a consistent basis throughout the periods covered thereby (except with respect to FASB Accounting Standards Codification (“ASC”) Topic 606, Revenue from Contracts with Customers and ASC Topic 842, Leases); the other financial information included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum has been derived from the accounting records of Parent and its subsidiaries and the Partnership and its subsidiaries, as applicable, and present fairly in all material respects the information shown thereby. The interactive data in eXtensible Business Reporting Language incorporated by reference in each of the Time of Sale Information and the Offering Memorandum fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(e)No Material Adverse Change. Since the date of the most recent financial statements of Parent and its subsidiaries included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum except as disclosed in such financial statements, (i) other than as described in the Time of Sale Information and the Offering Memorandum, there has not been any change in the capital stock or long-term debt of the Company, the Co-Issuer or any of their respective subsidiaries, or any dividend or distribution of any kind, other than internal cash distributions, declared, set aside for payment, paid or made by either Issuer, Parent or the Partnership on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, assets, management, financial position or results of operations of the Issuers and their respective subsidiaries taken as a whole; (ii) none of the Company, the Co-Issuer nor any of their respective subsidiaries has entered into any transaction or agreement that is material to the Issuers and their respective subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Issuers and their respective subsidiaries taken as a whole; and (iii) none of the Company, the Co-Issuer nor any of their respective subsidiaries has sustained any loss or interference with its business that is material to the Company, the Co-Issuer or any of their respective subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in respect of clauses (i), (ii) and (iii) above as otherwise disclosed in each of the Time of Sale Information and the Offering Memorandum.

(f)Organization and Good Standing. The Issuers and each of their respective subsidiaries have been duly organized or formed and are validly existing and in good standing (if such designation exists in the jurisdiction of organization or formation for such entity) under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing (if such designation exists in the jurisdiction of organization or formation for such entity) in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified, in good standing (if such designation exists in the jurisdiction of organization or formation for such entity) or have such power or authority would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, assets, properties, financial position or results of operations of the Issuers and their respective subsidiaries, taken as a whole, or on the performance by the Issuers and the

Guarantors of their respective obligations under this Agreement, the Securities and the Guarantees (a “Material Adverse Effect”).

(g)Capitalization. At September 30, 2019, on a consolidated basis, after giving pro forma effect to the Transactions, Parent would have had the capitalization as set forth in each of the Time of Sale Information and the Offering Memorandum under the heading “Capitalization” and all the outstanding shares of capital stock or other equity interests of Parent and each subsidiary of Parent, have been duly and validly authorized and issued, are fully paid and non-assessable (except, in the case of any foreign subsidiary, for directors’ qualifying shares) and, with respect to the subsidiaries, are owned directly or indirectly by Parent free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party, except in each case pursuant to (i) the Credit Agreement, (ii) documentation governing the Existing Second Lien Notes, (iii) documentation governing the Existing First Lien Notes, (iv) documentation governing the Existing THI Notes or (v) as disclosed in the Time of Sale Information and the Offering Memorandum.

(h)Due Authorization. Each of the Issuers and the Guarantors has, had or will (as of the date on which it executed and delivered such document or will execute and deliver such document) full right, power and authority to execute and deliver, in each case, to the extent a party thereto, this Agreement and each of the other Transaction Documents, and to perform their respective obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby has been or will be duly and validly taken on or prior to the Closing Date.

(i)The Indenture. The Indenture has been or prior to the Closing Date will be duly authorized by the Issuers and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Issuers and each of the Guarantors enforceable against the Issuers and each of the Guarantors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, fraudulent conveyance, reorganization, moratorium, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles (whether considered in a proceeding in equity or law) relating to enforceability (collectively, the “Enforceability Exceptions”).

(j)The Securities and the Guarantees. The Securities have been or prior to the Closing Date will be duly authorized by each Issuer and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, the Securities will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of each Issuer enforceable against each Issuer in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture. The Guarantees have been duly authorized by each of the Guarantors and, when the Securities have been duly executed, authenticated, issued and delivered by the Issuers as provided in the Indenture and paid for as provided herein, the Guarantees will be valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(k)Purchase Agreement. This Agreement has been duly authorized, executed and delivered by the Issuers and each of the Guarantors.

(l)Collateral Documents. Each of the Collateral Documents has been or prior to the Closing Date will be duly authorized by each Issuer and each of the Guarantors, to the extent a party thereto, and on the Closing Date upon execution of the Collateral Joinder Documents, each of the Collateral Documents will be duly executed and delivered in accordance with its terms by each Issuer and each of the Guarantors, to the extent a party thereto, and, when duly executed and delivered in accordance with its terms by each of the parties thereto, each of the Collateral Documents will constitute a valid and legally binding agreement of each Issuer and each of the Guarantors, to the extent a party thereto, enforceable against each Issuer and each of the Guarantors, to the extent a party thereto, in accordance with its terms, subject to the Enforceability Exceptions.

(m)Collateral Documents, Financing Statements and Collateral.

(i)    The Mortgages are sufficient to grant a legal, valid and enforceable mortgage lien, charge and security interest on all of the mortgagor’s right, title and interest in the real property (including fixtures) that constitutes Collateral (each, a “Mortgaged Property” and, collectively, the “Mortgaged Properties”). To the extent the Mortgages are duly recorded or registered in the proper recording or Land Registry offices or appropriate public records and the mortgage recording fees and taxes in respect thereof are paid and compliance is otherwise had with the formal requirements of state, provincial or local law, applicable to the recording or registration of real estate mortgages generally, each such Mortgage shall constitute a validly perfected and enforceable second-priority lien, charge and security interest in the related Mortgaged Property constituting Collateral for the benefit of the Collateral Agent, the Trustee and the holders of the Securities, subject only to Permitted Liens (as defined below) or liens and encumbrances expressly set forth as an exception to the policies of title insurance, if any, obtained to insure the lien of each Mortgage with respect to each of the Mortgaged Properties (such encumbrances and exceptions, the “Permitted Exceptions”), and to the Enforceability Exceptions;
(ii)    Upon execution and delivery of the Collateral Joinder Documents, the Security Agreements will be effective to grant a legal, valid and enforceable security interest in all of the grantor’s right, title and interest in the Collateral (other than the Mortgaged Properties) (the “Personal Property Collateral”) to the Collateral Agent for the benefit of the Secured Parties to secure the obligations under the Indenture and the Securities;
(iii)    Upon execution and delivery of the Collateral Joinder Documents, the financing statements and the short form intellectual property security agreements (the “Intellectual Property Security Agreements”), as applicable, previously filed in connection with the Security Agreements are sufficient to cause the security interests granted by the Security Agreements to constitute valid, perfected second-priority liens and security interests in the Personal Property Collateral, to the extent such security interests can be perfected by the filing and/or recording, as applicable, of financing statements and the Intellectual Property Security Agreements in favor of the Collateral Agent for the benefit of the Secured Parties, and such security interests will be enforceable in accordance with the terms contained therein against all creditors of any grantor and subject only to liens expressly permitted to be incurred or exist on the Collateral under the Indenture (which, for the avoidance of doubt, includes, without limitation, liens granted under the TH Facility (as defined below)) or Permitted Exceptions, and to the Enforceability Exceptions (“Permitted Liens”); and
(iv)    The Issuers and their respective subsidiaries collectively own, have rights in or have the power and authority to collaterally assign rights in the Collateral, free and clear of any liens other than the Permitted Exceptions and the Permitted Liens.
(n)Descriptions of the Transaction Documents. Each of the Transaction Documents conforms in all material respects to the description thereof contained in each of the Time of Sale Information and the Offering Memorandum (to the extent described therein).

(o)No Violation or Default. None of the Issuers nor any of their respective subsidiaries is (i) in violation of its articles, charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuers or any of their respective subsidiaries is a party or by which the Issuers or any of their respective subsidiaries is bound or to which any of the property or assets of the Issuers or any of their respective subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p)No Conflicts. The execution, delivery and performance by each Issuer and each of the Guarantors of each of the Transaction Documents to which each is a party (including but not limited to, the issuance and sale of the Securities (including the Guarantees)), and compliance by each Issuer and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Issuers or any of their respective subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuers or any of their respective subsidiaries is a party or by which the Issuers or any of their respective subsidiaries is bound or to which any of the property or assets of the Issuers or any of their respective subsidiaries is subject (other than any lien, charge or encumbrance created or imposed pursuant to the Transaction Documents), (ii) result in any violation of the provisions of the articles, charter or by-laws or similar organizational documents of the Issuers or any of their respective subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(q)No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by each Issuer and each of the Guarantors of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities (including the Guarantees) and compliance by each Issuer and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders and registrations or qualifications (A) as may be required (i) under applicable state securities laws and Canadian Securities Laws in connection with the purchase and resale of the Securities by the Initial Purchasers, (ii) with respect to perfection of security interests on the Collateral as required under the Transaction Documents and (iii) that if not obtained or made would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (B) as have been obtained or made prior to the Closing Date.

(r)Legal Proceedings. Except as described in each of the Time of Sale Information and the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Issuers or any of their respective subsidiaries is or may be a party or to which any property of the Issuers or any of their respective subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Issuers or any of their respective subsidiaries, could reasonably be expected to have a Material Adverse Effect, and no order, ruling or determination having the effect of suspending the sale or ceasing the trading of any securities of either Issuer or any of the Guarantors has been issued or made by any court, securities regulatory authority or stock exchange or any other regulatory authority and is continuing in effect; and no such investigations, actions, suits or proceedings are, to the knowledge of each Issuer and each of the Guarantors, threatened or contemplated by any governmental or regulatory authority or by others.

(s)Independent Auditors. KPMG LLP (“KPMG”), who has certified certain financial statements of Parent and its subsidiaries and the Partnership and its subsidiaries, is an independent registered public accounting firm with respect to Parent and its subsidiaries and the Partnership and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(t)Title to Real and Personal Property. The Issuers and their respective subsidiaries have good and marketable title (in the case of real property, in fee simple) to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Issuers and their respective subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except for those that (i) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (ii) are created pursuant to the Transaction Documents or (iii) are created pursuant to the documentation governing the Credit Agreement, the Existing Second Lien Notes, the Existing First Lien Notes, the Existing THI Notes or the Amended and Restated Credit Agreement, dated as of May 24, 2019 (the “TH Facility”), among The TDL Group Corp./Groupe TDL Corporation, Bank of Montreal, as Administrative Agent, and the Lenders referred to therein, as amended, modified, supplemented or replaced from time to time.

(u)Intellectual Property. Except as otherwise disclosed in the Time of Sale Information and the Offering Memorandum, the Issuers and their respective subsidiaries own or possess adequate rights to use all material patents, trademarks, service marks, trade names, trademark registrations, service mark registrations and other indicia of origin, copyrights, works of authorship, all applications and registrations for the foregoing, domain names and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses as currently conducted, free of liens (other than liens created pursuant to the Transaction Documents, the Credit Agreement and any other documents, agreements or instruments delivered in connection therewith and the documentation governing the Existing Second Lien Notes, the Existing First Lien Notes or the Existing THI Notes); to the knowledge of the Issuers and the Guarantors, the conduct of their respective businesses does not infringe or otherwise violate any such rights of others (except for such infringements or other violations as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect); to the knowledge of each Issuer and each of the Guarantors, no third party violates or infringes the intellectual property owned by the Issuers or any of their respective subsidiaries except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and none of the Issuers or their respective subsidiaries have received any written notice of any claim of infringement or other violation of any such rights of others that, if determined in a manner adverse to the Issuers or their respective subsidiaries, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(v)No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Issuers and any of their respective subsidiaries, on the one hand, and the directors, officers, stockholders or other affiliates of the Issuers or any of their respective subsidiaries, on the other, that is required by the Securities Act to be described in a registration statement to be filed with the Commission and that is not so described in each of the Time of Sale Information and the Offering Memorandum.

(w)Investment Company Act. None of the Issuers nor any of the Guarantors is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Time of Sale Information and the Offering Memorandum, none of them will be required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(x)Taxes.

(A)The Issuers and each of their respective subsidiaries have paid all federal, provincial, state, local and foreign taxes (including any related interest, penalties and additions to tax) due and payable by them (including in their capacity as withholding agent) and have filed all tax returns required to be filed (taking into account any validly-obtained extension of the time within which to file) except for (i) items being contested in good faith and by appropriate proceedings for which adequate reserves for taxes have been established in accordance with generally accepted accounting principles or (ii) where failure to pay or file, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; and except as otherwise disclosed in each of the Time of Sale Information and the Offering Memorandum, there is no tax audit, assessment, deficiency or other claim that has been, or could reasonably be expected to be, asserted against either Issuer or any of their respective subsidiaries or any of their respective properties or assets, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(B)Except to the extent that any such payments are made in respect of services physically performed in Canada, no withholding tax imposed under the Income Tax Act (Canada) (the “Canadian Tax Act”) will be payable in respect of any payments under this Agreement to an Initial Purchaser other than withholding tax imposed as a result of the Initial Purchaser (i) carrying on business in Canada for the purposes of the Canadian Tax Act; (ii) not dealing at arm’s-length with each of the Issuers for the purposes of the Canadian Tax Act and (iii) being a “specified shareholder” of the Company or not dealing at arm’s length with a “specified shareholder” of the Company (as defined in the Canadian Tax Act).

(y)Licenses and Permits. The Issuers and their respective subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, provincial, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in each of the Time of Sale Information and the Offering Memorandum, except where the failure to possess or make the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and none of the Issuers nor any of their respective subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course, except where such modification or failure to renew, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(z)No Labor Disputes. No labor disturbance by or dispute with employees of either Issuer or any of their respective subsidiaries exists or, to the knowledge of the Issuers and each of the Guarantors, is contemplated or threatened, and none of the Issuers nor any Guarantor is aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of the Issuers’ or any of their respective subsidiaries’ principal suppliers, contractors or customers, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(aa)Compliance with Environmental Laws. (i) The Issuers and their respective subsidiaries (x) are, and were during the applicable statute of limitations, in compliance with any and all applicable federal, provincial, state, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses as currently conducted, and (z) have not received written notice of any actual or potential liability under or relating to any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, that would with respect to subclause (x), (y) or (z) of this clause (i), individually or in the aggregate, be reasonably expected to have a Material Adverse Effect, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Issuers or their respective subsidiaries, except in the case of each of (i) and (ii) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, written notice, or cost or liability, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iii) (x) there are no proceedings that are pending, or that are to the Issuers’ or the Guarantors’ knowledge contemplated, against the Issuers or any of their respective subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (y) none of the Issuers nor any of the Guarantors has knowledge of any issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and (z) none of the Issuers and their respective subsidiaries anticipates material capital expenditures relating to any Environmental Laws that would, individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

(ab)Compliance with ERISA. (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Issuers or any member of their respective “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no failure to satisfy the minimum funding standard under Section 412 of the Code or Section 302 of ERISA, whether or not waived, has occurred or is reasonably expected to occur; (iv) except as otherwise disclosed in the Time of Sale Information and the Offering Memorandum, the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (v) except as otherwise disclosed in the Time of Sale Information and the Offering Memorandum, each pension plan within the meaning of Section 3(2) of ERISA that is maintained outside the jurisdiction of the United States satisfies the minimum funding requirements to the extent required by applicable law; (vi) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur; and (vii) none of the Issuers nor any member of their respective Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan,” within the meaning of Section 4001(a)(3) of ERISA), and except for where failure to comply with any of the clauses (i) through (vii) of this paragraph would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(ac)Disclosure Controls. Each of Parent and its subsidiaries and the Partnership and its subsidiaries maintains a system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by Parent or the Partnership, as the case may be, in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to Parent’s or the Partnership’s, as the case may be, management as appropriate to allow timely decisions regarding required disclosure. Each of Parent and its subsidiaries and the Partnership and its subsidiaries has carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(ad)Accounting Controls. Each of Parent and its subsidiaries and the Partnership and its subsidiaries maintains systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act and in NI 52-109) that comply with the requirements of the Exchange Act and Canadian Securities Laws and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Each of Parent and its subsidiaries and the Partnership and its subsidiaries maintains internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) interactive data in eXtensible Business Reporting Language incorporated by reference in each of the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum is prepared in accordance with the Commission's rules and guidelines applicable thereto. There are no material weaknesses in each of Parent’s and its subsidiaries’ and the Partnership’s and its subsidiaries’ internal controls.

(ae)Insurance. The Issuers and their respective subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as the Issuers and their respective subsidiaries believe are adequate to protect their respective businesses; and none of the Issuers or any of their respective subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(af)No Unlawful Payments. None of either Issuer or any of their respective subsidiaries, nor any director, officer or employee of either Issuer or any of their respective subsidiaries nor, to the knowledge of either Issuer or any of the Guarantors, any agent, affiliate or other person associated with or acting on behalf of either Issuer or any of their respective subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, the Corruption of Foreign Public Officials Act (Canada) or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption law of any other relevant jurisdiction; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Issuers and their respective subsidiaries have instituted, maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(ag)Compliance with Money Laundering Laws. The operations of the Issuers and their respective subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), the money laundering statutes of all jurisdictions where each Issuer or any of their respective subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving either Issuer or any of their respective subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of either Issuer or any of the Guarantors, threatened.

(ah)Compliance with Sanctions Laws. None of the Issuers nor any of their respective subsidiaries, directors, officers or employees, nor, to the knowledge of the Issuers or any of the Guarantors, any agent, affiliate or other person associated with or acting on behalf of the Issuers or any of their respective subsidiaries is currently the subject or the target of any comprehensive sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the Government of Canada, the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority (collectively, “Sanctions”), nor is any Issuer or any of their respective subsidiaries located, organized or resident in a country or territory that is the subject or target of comprehensive Sanctions, including, without limitation, Crimea, Cuba, Iran, North Korea and Syria (each, a “Sanctioned Country”); and the Issuers will not, to the extent required to comply with the Sanctions, directly or knowingly, indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of comprehensive Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country unless otherwise authorized by law or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, initial purchaser, advisor, investor or otherwise) of comprehensive Sanctions.

(ai)Solvency. On and immediately after the consummation of the Transactions, the Issuers and the Guarantors on a consolidated basis (after giving effect to the issuance of the Securities, the Transactions and the other transactions related thereto as described in each of the Time of Sale Information and the Offering Memorandum) will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Issuers and the Guarantors is not less than the total amount required to pay the liabilities of the Issuers and the Guarantors on their combined total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) the Issuers and the Guarantors are able to realize upon their assets and pay their debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance of the Securities as contemplated by this Agreement and the use of proceeds therefrom as described in the Time of Sale Information and the Offering Memorandum, the Issuers and the Guarantors are not incurring debts or liabilities beyond their ability to pay as such debts and liabilities mature; (iv) the Issuers and the Guarantors are not engaged in any business or transaction, and do not propose to engage in any business or transaction, for which their property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Issuers and their respective subsidiaries are engaged; and (v) the Issuers and the Guarantors are not defendants in any civil action that would result in a judgment that the Issuers and the Guarantors are or would become unable to satisfy.

(aj)No Restrictions on Subsidiaries. On the Closing Date and assuming consummation of the Transactions, no subsidiary of the Issuers will be prohibited, directly or indirectly, under any agreement or other instrument to which it is as of the Closing Date (assuming consummation of the Transactions) a party or will be subject, from paying any dividends to the Issuers, from making any other distribution on such subsidiary’s capital stock or similar ownership interests, from repaying to the Issuers any loans or advances to such subsidiary from the Issuers or such other subsidiary or from transferring any of such subsidiary’s properties or assets to the Issuers or any other subsidiary of the Issuers, except (i) to the extent such restriction or prohibition would constitute a Permitted Lien under and as defined in the Indenture, the other Transaction Documents, or the documentation governing the Existing Second Lien Notes, the Existing First Lien Notes, the Existing THI Notes or the TH Facility or (ii) as disclosed in the Time of Sale Information and the Offering Memorandum or as created under the Transaction Documents, or the documentation governing the Existing Second Lien Notes, the Existing First Lien Notes, the Existing THI Notes or the TH Facility.

(ak)No Broker’s Fees. None of either Issuer nor any of their respective subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Initial Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(al)Rule 144A Eligibility. On the Closing Date, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

(am)No Integration. None of the Issuers, the Guarantors nor any of their respective affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(an)No General Solicitation or Directed Selling Efforts. None of the Issuers, the Guarantors nor any of their respective affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act (“Regulation S”), and all such persons have complied with the offering restrictions requirement of Regulation S.

(ao)Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b) (including Annex C hereto) and Section 5 and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers to Subsequent Purchasers in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, to register the Securities under the Securities Act nor to file a prospectus under Canadian Securities Laws to qualify the distribution of the Securities or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

(ap)No Stabilization. None of the Issuers nor any of the Guarantors has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(aq)Margin Rules. Neither the issuance, sale and delivery of the Securities, nor the consummation of the Transactions or the application of the proceeds thereof by the Issuers as described in each of the Time of Sale Information and the Offering Memorandum will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(ar)Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained or incorporated by reference in any of the Time of Sale Information or the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(as)Statistical and Market Data. Nothing has come to the attention of either Issuer or any Guarantor that has caused such entity to believe that the statistical and market-related data included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum is not based on or derived from sources that are reliable and accurate in all material respects.

(at)Sarbanes-Oxley Act. To the extent applicable, there is and has been no failure on the part of Parent or any of its subsidiaries or the Partnership or any of its subsidiaries or any of their respective directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(au)Cybersecurity. Except as disclosed in the Time of Sale Information and the Offering Memorandum, to the knowledge of the Issuers, the Issuers’ and their respective subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are reasonably believed by the Issuers to be adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Issuers and their respective subsidiaries as currently conducted, and, to the Issuers’ knowledge, are free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. Except as disclosed in the Time of Sale Information and the Offering Memorandum, to the knowledge of the Issuers, the Issuers and their respective subsidiaries have used reasonable efforts to establish, implement and maintain commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all material IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and except as disclosed in the Time of Sale Information and the Offering Memorandum, to the knowledge of the Issuers, there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor are there any known incidents under internal review or investigation relating to the same. Except as disclosed in the Time of Sale Information and the Offering Memorandum, to the knowledge of the Issuers, the Issuers and their respective subsidiaries are presently in compliance in all material respects with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.

4.Further Agreements of the Issuers and the Guarantors. Each of the Issuers and each Guarantor hereby jointly and severally, covenants and agrees with each Initial Purchaser that:

(a)Delivery of Copies. The Issuers will deliver, without charge, to the Initial Purchasers as many copies of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including all amendments and supplements thereto) as the Representative may reasonably request.

(b)Offering Memorandum, Amendments or Supplements. Before finalizing the Offering Memorandum or making or distributing any amendment or supplement to any of the Time of Sale Information or the Offering Memorandum or filing with the Commission any document that will be incorporated by reference therein, the Issuers will furnish to the Representative and counsel for the Initial Purchasers a copy of the proposed Offering Memorandum or such amendment or supplement or document to be incorporated by reference therein for review, and will not distribute any such proposed Offering Memorandum, amendment or supplement or file any such document with the Commission to which the Representative reasonably objects.

(c)Additional Written Communications. Before using, authorizing, approving or referring to any Issuer Written Communication (other than those listed on Annex A), the Issuers will furnish to the Representative and counsel for the Initial Purchasers a copy of such written communication for review and will not use, authorize, approve or refer to any such written communication to which the Representative reasonably objects.

(d)Notice to the Representative. The Issuers will advise the Representative promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities by the Initial Purchasers as a result of which any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum as then amended or supplemented would include any Misrepresentation when such Time of Sale Information, Issuer Written Communication or the Offering Memorandum is delivered to a purchaser; and (iii) of the receipt by any Issuer of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and each of the Issuers will use its reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, will use reasonable best efforts to obtain as soon as possible the withdrawal thereof.

(e)Time of Sale Information. If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Time of Sale Information as then amended or supplemented would include any Misrepresentation or (ii) it is necessary to amend or supplement any of the Time of Sale Information to comply with law, the Issuers will promptly notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to any of the Time of Sale Information (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in any of the Time of Sale Information as so amended or supplemented (including such documents to be incorporated by reference therein) will not contain any Misrepresentation or so that any of the Time of Sale Information will comply with law.

(f)Ongoing Compliance of the Offering Memorandum. If at any time prior to the completion of the initial offering of the Securities (i) any event shall occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any Misrepresentation when the Offering Memorandum is delivered to a purchaser or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with law, the Issuers will promptly notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Offering Memorandum as may be necessary so that the statements in the Offering Memorandum (or any document to be filed with the Commission and incorporated by reference therein) as so amended or supplemented (including such document to be incorporated by reference therein) will not contain any Misrepresentation when the Offering Memorandum is delivered to a purchaser or so that the Offering Memorandum will comply with law.

(g)Blue Sky Compliance. The Issuers will qualify the Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions as the Representative shall reasonably request (or, in the case of any offer and sale of the Securities in the Offering Provinces, rely on applicable exemptions from the prospectus requirements of applicable Canadian Securities Laws for purposes of the Canadian Private Placement) and will continue such qualifications in effect so long as required for the offering and resale to Subsequent Purchasers of the Securities; provided that none of the Issuers or any of the Guarantors shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction, (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject or (iv) file, or obtain a receipt for, a prospectus with and from any Canadian securities regulator to qualify such offer, sale or delivery of the Securities under any Canadian Securities Laws.

(h)Clear Market. During the period from the date hereof through and including the date that is 60 days after the Closing Date, each Issuer and each of the Guarantors will not, without the prior written consent of the Representative, offer, sell, contract to sell, pledge or otherwise dispose of any debt securities issued or guaranteed by either Issuer or any of the Guarantors and having a term of more than one year (other than the Securities).

(i)Use of Proceeds. The Issuers will apply the net proceeds from the sale of the Securities in the manner described in each of the Time of Sale Information and the Offering Memorandum under the heading “Use of proceeds.”

(j)Supplying Information. While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, each Issuer and each of the Guarantors will, during any period in which the Issuers are not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(k)DTC. The Issuers will assist the Initial Purchasers in arranging for the Securities to be eligible for clearance and settlement through DTC.

(l)No Resales by the Issuers, Parent and the Partnership. Until the first anniversary of the Closing Date, each of the Issuers will not, and will not permit Parent, the Partnership or any of the Issuers’ respective controlled affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by an Issuer or any of their respective affiliates and (i) resold in a transaction registered under the Securities Act or (ii) resold in a transaction exempt from registration under the Securities Act, provided that any Securities transferred under this clause (ii) must bear the restrictive legend set forth in the Offering Memorandum for at least one year following such resale.

(m)No Integration. None of the Issuers nor any of their respective affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(n)No General Solicitation or Directed Selling Efforts. None of the Issuers nor any of their respective affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

(o)No Stabilization. None of the Issuers nor any of the Guarantors will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(p)Perfection of Security Interests. The Issuers and each Guarantor (i) to the extent not already completed, shall complete on or prior to the Closing Date all filings and other similar actions required in connection with the perfection of second-priority security interests in the Collateral as and to the extent contemplated by the Indenture and the Collateral Documents and (ii) shall take all actions necessary to maintain such security interests and to perfect security interests in any Collateral acquired after the

Closing Date, in each case as and to the extent contemplated by the Indenture and the Collateral Documents.

5.Certain Agreements of the Initial Purchasers. Each Initial Purchaser hereby severally and not jointly represents and agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) the Preliminary Offering Memorandum and the Offering Memorandum, (ii) a written communication that contains either (a) no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) or (b) “issuer information” that was included (including through incorporation by reference) in the Time of Sale Information or the Offering Memorandum, (iii) any written communication listed on Annex A or prepared by the Issuers pursuant to Section 4(c) above (including any electronic road show), (iv) any written communication prepared by such Initial Purchaser and approved by the Issuers in advance in writing or (v) any written communication that only contains the terms of the Securities and/or other information that was included (including through incorporation by reference) or will be included in the Time of Sale Information or the Offering Memorandum.

6.Conditions of Initial Purchasers’ Obligations. The obligation of each Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance by each Issuer and each of the Guarantors of their respective covenants and other obligations hereunder and to the following additional conditions:

(a)Representations and Warranties. The representations and warranties of the Issuers and the Guarantors contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Issuers, the Guarantors and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

(b)No Downgrade. Subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by any Issuer, Parent, the Partnership or any of their respective subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined by the Commission for purposes of Section 3(a)(62) of the Exchange Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by any Issuer, Parent, the Partnership or any of their respective subsidiaries (other than an announcement with positive implications of a possible upgrading).

(c)No Material Adverse Change. No event or condition described in Section 3(e) hereof shall have occurred or shall exist, which event or condition is not described in each of the Time of Sale Information (excluding any amendment or supplement thereto) and the Offering Memorandum (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

(d)Officer’s Certificate. The Representative shall have received on and as of the Closing Date a certificate of an executive officer of the Company and of each Guarantor who has specific knowledge of the Company’s or such Guarantor’s financial matters and is satisfactory to the Representative (i) confirming that such officer has carefully reviewed the Time of Sale Information and the Offering Memorandum and, to the knowledge of such officer, the representations set forth in Sections 3(a), 3(b) and 3(d) hereof are true and correct, (ii) confirming that the other representations and warranties of the Issuers and the Guarantors in this Agreement are true and correct and that the Issuers and the Guarantors have complied in all material respects with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in paragraphs (b) and (c) above.

(e)Comfort Letters. On the date of this Agreement and on the Closing Date, KPMG shall have furnished to the Representative, at the request of Parent and the Partnership, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date.

(f)Opinion and 10b-5 Statement of Counsel for the Issuers and the Guarantors. (i) Kirkland & Ellis LLP, U.S. counsel for the Issuers and the Guarantors, shall have furnished to the Representative, at the request of the Issuers, its written opinions and 10b-5 statement, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers, (ii) Stikeman Elliott LLP, Canadian counsel for the Issuers and the Guarantors, shall have furnished to the Representative, at the request of the Issuers, its written opinions, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers and (iii) Greenberg Traurig, P.A., Florida counsel for the Guarantors, shall have furnished to the Representative, at the request of the Issuers, its written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers.

(g)Opinion and 10b-5 Statement of Counsel for the Initial Purchasers. The Representative shall have received on and as of the Closing Date (x) an opinion and 10b-5 statement of Cahill Gordon & Reindel llp, counsel for the Initial Purchasers, and (y) an opinion of Blake, Cassels & Graydon LLP, Canadian counsel for the Initial Purchasers, in each case with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(h)No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, provincial, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees; and no injunction or order of any federal, provincial, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees.

(i)Good Standing. The Representative shall have received on and as of the Closing Date satisfactory evidence of the existence or good standing of each Issuer and each of the Guarantors in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

(j)Indenture and Securities. The Indenture shall have been duly executed and delivered by a duly authorized officer of each of the Issuers, each of the Guarantors, the Trustee and the Collateral Agent, and the Securities shall have been duly executed and delivered by a duly authorized officer of each Issuer and duly authenticated by the Trustee.

(k)DTC. The Securities shall be eligible for clearance and settlement through DTC.

(l)Collateral Joinder Documents and Intercreditor Agreements. On the Closing Date, the Initial Purchasers shall have received a counterpart of each Collateral Joinder Document and the THI Notes Intercreditor Agreement, that shall have been executed and delivered by the applicable parties thereto and each of such documents shall be in full force and effect in accordance with their terms.

(m)Debt Repayment. Prior to or substantially concurrently with the issuance and sale of the Securities on the Closing Date, the Issuers shall consummate the Repayment.

(n)Additional Documents. On or prior to the Closing Date, the Issuers and the Guarantors shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.
7.Indemnification and Contribution. (a) Indemnification of the Initial Purchasers. Each of the Issuers and each of the Guarantors jointly and severally agrees to indemnify and hold harmless each Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any Misrepresentation or alleged Misrepresentation contained in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, a Misrepresentation or alleged Misrepresentation made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to the Issuers in writing by such Initial Purchaser through the Representative expressly for use therein.

(b)    Indemnification of the Issuers and the Guarantors. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless each Issuer, each of the Guarantors, their respective directors and officers and each person who controls each Issuer or any of the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to the Issuers in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following: the fourth paragraph, the third and fourth sentence of the seventh paragraph and the ninth paragraph, in each case, found under the heading “Plan of distribution.”
(c)    Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and the Indemnified Person shall have reasonably concluded that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Initial Purchaser, its affiliates, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by Morgan Stanley & Co. LLC and any such separate firm for the Issuers, the Guarantors, their respective directors and officers and any control persons of the Issuers and the Guarantors shall be designated in writing by the Issuers. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.
(d)    Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Issuers and the Guarantors on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Issuers and the Guarantors on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Issuers from the sale of the Securities and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities. The relative fault of the Issuers and the Guarantors on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the Misrepresentation or alleged Misrepresentation relates to information supplied by any Issuer or any Guarantor or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. For the avoidance of doubt, until the Issuers, the Guarantors or their respective directors, officers and control persons are entitled to indemnification from the Initial Purchasers under Section 7(b) above, they are not entitled to contribution under this Section 7(d).
(e)    Limitation on Liability. The Issuers, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.
(f)    Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.
8.Termination. This Agreement may be terminated in the absolute discretion of the Representative, by notice to the Issuers, if after the execution and delivery of this Agreement and on or prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by Parent, the Partnership, any Issuer or any of the Guarantors shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representative is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery, of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

9.Defaulting Initial Purchaser. (a) If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Issuers on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Issuers shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Issuers may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Issuers or counsel for the Initial Purchasers may be necessary in the Time of Sale Information, the Offering Memorandum or in any other document or arrangement, and the Issuers agree to promptly prepare any amendment or supplement to the Time of Sale Information or the Offering Memorandum that effects any such changes. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 9, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

(b)    If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Issuers as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Issuers shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.
(c)    If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Issuers as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Issuers shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Issuers or the Guarantors, except that each Issuer and each of the Guarantors will continue to be jointly and severally liable for the payment of expenses as set forth in Section 10 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.
(d)    Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Issuers, the Guarantors or any non-defaulting Initial Purchaser for damages caused by its default.
10.Payment of Expenses. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, each Issuer and each of the Guarantors jointly and severally agrees to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder (including any goods and services, harmonized sales, sales, transfer, stamp, excise and other similar taxes payable in connection therewith), including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities; (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including any amendment or supplement thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Issuers’ and the Guarantors’ counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representative may designate and the preparation, printing and distribution of a “blue sky” memorandum (including the related fees and expenses of counsel for the Initial Purchasers); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee, the Collateral Agent and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; (ix) all expenses incurred by the Issuers in connection with any “road show” presentation to potential investors; and (x) the fees and expenses incurred in connection with creating, documenting, perfecting and maintaining the perfection of the security interests in the Collateral as contemplated by the Collateral Documents (including the reasonable related fees and expenses of counsel for the Initial Purchasers for all periods prior to and after the Closing Date).

(b)    If (i) this Agreement is terminated pursuant to Section 8, (ii) the Issuers for any reason fail to tender the Securities for delivery to the Initial Purchasers or (iii) the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement, each Issuer and each of the Guarantors jointly and severally agrees to reimburse the Initial Purchasers for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby.
11.Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and any controlling persons referred to herein, and the affiliates, officers and directors of each Initial Purchaser referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.

12.Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Issuers, the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of the Issuers, the Guarantors or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any subsequent disposition by the Initial Purchasers of the Securities, any termination of this Agreement or any investigation made by or on behalf of the Issuers, the Guarantors or the Initial Purchasers.

13.Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; (d) the term “Exchange Act” means the Securities Exchange Act of 1934, as amended; and (e) the term “written communication” has the meaning set forth in Rule 405 under the Securities Act.

14.Compliance with USA Patriot Act. In accordance with the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Issuers and the Guarantors, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.

15.Recognition of the U.S. Special Resolution Regimes. (a) In the event that any Initial Purchaser that is a Covered Entity (as defined below) becomes subject to a proceeding under a U.S. Special Resolution Regime (as defined below), the transfer from such Initial Purchaser of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)    In the event that any Initial Purchaser that is a Covered Entity or a BHC Act Affiliate (as defined below) of such Initial Purchaser becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights (as defined below) under this Agreement that may be exercised against such Initial Purchaser are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.
(c)    For purposes of this Section 15, (i) the term “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); (ii) “Covered Entity” means any of the following: (x) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b), (y) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b), or a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); (iii) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and (iv) “U.S. Special Resolution Regime” means each of (x) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (y) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.
16.Miscellaneous. (a) Authority of the Representative. Any action by the Initial Purchasers hereunder may be taken by Morgan Stanley & Co. LLC on behalf of the Initial Purchasers, and any such action taken by Morgan Stanley & Co. LLC shall be binding upon the Initial Purchasers.

(b)    Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Initial Purchasers shall be given to the Representative c/o Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036 (Attention: High Yield Syndicate Desk). Notices to the Issuers and the Guarantors shall be given to them at 1011778 B.C. Unlimited Liability Company, c/o Restaurant Brands International, 130 King Street West, Suite 300, Toronto, Ontario, Canada M5X 1E1, Attention: Jill Granat. A copy of any notice sent to the Issuers shall also be sent to: Kirkland & Ellis LLP, 601 Lexington Avenue, New York, NY 10022 (fax: (212) 446-4900), Attn: Joshua N. Korff and Michael Kim.
(c)    Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.
(d)    Waiver of Jury Trial. The Issuers, the Guarantors and each of the Initial Purchasers hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

(e)    Consent to Jurisdiction. The Issuers and each of the Guarantors hereby submit to the non-exclusive jurisdiction of any U.S. federal or state court located in the Borough of Manhattan, the City and County of New York in any action, suit or proceeding arising out of or relating to or based upon this Agreement or any of the transactions contemplated hereby, and the Issuers and each of the Guarantors irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding in any such court arising out of or relating to this Agreement or the transactions contemplated hereby and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding has been brought in an inconvenient forum. The Company and each Guarantor domiciled in Canada hereby appoints the Corporation Service Company, 1180 Avenue of the Americas, Suite 210, New York, NY 10036-8401, as its authorized agent (the “Authorized Agent”) upon whom process may be served in any suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated herein that may be instituted in any state or U.S. federal court in The City of New York and County of New York, by any Initial Purchaser, the directors, officers, employees, affiliates and agents of any Initial Purchaser, or by any person who controls any Initial Purchaser, and expressly accepts the non-exclusive jurisdiction of any such court in respect of any such suit, action or proceeding. The Company and each Guarantor domiciled in Canada hereby represents and warrants that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Company and each Guarantor domiciled in Canada agrees to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company and each Guarantor domiciled in Canada.
(f)    Waiver of Immunity. To the extent that the Issuers or any Guarantor has or hereafter may acquire any immunity (sovereign or otherwise) from jurisdiction of any court of (i) Canada, or any political subdivision thereof, (ii) the United States or the State of New York, (iii) any jurisdiction in which it owns or leases property or assets or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution, set-off or otherwise) with respect to themselves or their respective property and assets or this Agreement, the Issuers and each Guarantor hereby irrevocably waive such immunity in respect of its obligations under this Agreement to the fullest extent permitted by applicable law.
(g)    Judgment Currency. Each of the Issuers and each Guarantor jointly and severally agrees to indemnify each Initial Purchaser, its directors, officers, affiliates and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any loss incurred by such Initial Purchaser as a result of any judgment or order being given or made for any amount due hereunder and such judgment or order being expressed and paid in a currency (the “judgment currency”) other than U.S. dollars and as a result of any variation as between (i) the rate of exchange at which the U.S. dollar amount is converted into the judgment currency for the purpose of such judgment or order, and (ii) the rate of exchange at which such indemnified person is able to purchase U.S. dollars with the amount of the judgment currency actually received by the indemnified person. The foregoing indemnity shall constitute a separate and independent obligation of each of the Issuers and each Guarantor and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.
(h)    Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.
(i)    Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.
(j)    Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.
[Remainder of page intentionally left blank]

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.
1011778 B.C. UNLIMITED LIABILITY COMPANY
By:        /s/ Jill Granat
Name:    Jill Granat
Title:    Secretary

NEW RED FINANCE, INC.
By:        /s/ Jill Granat
Name:    Jill Granat
Title:    Assistant Secretary

BLUE HOLDCO 1, LLC
BLUE HOLDCO 2, LLC
BLUE HOLDCO 3, LLC
BLUE HOLDCO 440, LLC
TIM DONUT U.S. LIMITED, INC.
SBFD HOLDING CO.
TIM HORTONS USA INC.
TIM HORTONS (NEW ENGLAND), INC.
RESTAURANT BRANDS INTERNATIONAL
US SERVICES LLC
LLCXOX, LLC
ORANGE INTERMEDIATE, LLC
POPEYES LOUISIANA KITCHEN, INC.
PLK ENTERPRISES OF CANADA, INC.
By:        /s/ Jill Granat
Name: Jill Granat
Title: Secretary

BURGER KING WORLDWIDE, INC.
BURGER KING CAPITAL FINANCE, INC.
BURGER KING HOLDINGS, INC.
BURGER KING CORPORATION
BK ACQUISITION, INC.
BURGER KING INTERAMERICA, LLC
BK WHOPPER BAR, LLC

By:        /s/ Jill Granat
Name: Jill Granat
Title: Assistant Secretary

ORANGE GROUP, INC.
By: /s/ Jill Granat
Name: Jill Granat
Title: Secretary

1014369 B.C. UNLIMITED LIABILITY COMPANY
1019334 B.C. UNLIMITED LIABILITY COMPANY
BURGER KING CANADA HOLDINGS
INC./PLACEMENTS BURGER KING CANADA INC.
GRANGE CASTLE HOLDINGS LIMITED
GPAIR LIMITED
THE TDL GROUP CORP./GROUPE TDL CORPORATION

By:        /s/ Jill Granat
Name: Jill Granat
Title: Secretary

1024670 B.C. UNLIMITED LIABILITY COMPANY
1028539 B.C. UNLIMITED LIABILITY COMPANY
1029261 B.C. UNLIMITED LIABILITY COMPANY
1057837 B.C. UNLIMITED LIABILITY COMPANY
1057772 B.C. UNLIMITED LIABILITY COMPANY
1057639 B.C. UNLIMITED LIABILITY COMPANY
TDLDD HOLDINGS ULC
TDLRR HOLDINGS ULC
BK CANADA SERVICE ULC
RESTAURANT BRANDS HOLDINGS CORPORATION
TIM HORTONS CANADIAN IP HOLDINGS CORPORATION

By:        /s/ Jill Granat
Name: Jill Granat
Title: Secretary

1112090 B.C. UNLIMITED LIABILITY COMPANY
1112097 B.C. UNLIMITED LIABILITY COMPANY
1112100 B.C. UNLIMITED LIABILITY COMPANY
1112104 B.C. UNLIMITED LIABILITY COMPANY
1112106 B.C. UNLIMITED LIABILITY COMPANY

By:        /s/ Jill Granat
Name: Jill Granat
Title: Secretary

BC12sub- Orange Holdings ULC
SBFD Subco ULC
LAX Holdings ULC
Orange Group International, Inc.
blue Holdco aka8, llc
blue holdco aka7, llc
bcp-sub, llc
sbfd, llc
sbfd beta, llc
rb timbit holdings ulc
rb ocs holdings ulc
rb crispy chicken holdings ulc
pbb holdings ulc
zn1 holdings ulc
zn2 holdings ulc
zn3 holdings ulc
zn4 holdings ulc
zn5 holdings ulc
zn6 holdings ulc
zn7 holdings ulc
zn8 holdings ulc
zn9 holdings ulc
zn19tdl holdings ulc
llc-qz, llc
société en commandite Tarte 3/ Pie 3 Limited Partnership
Société en commandite Tarte 4/ Pie 4 Limited Partnership
Société en commandite P2019/P2019 Limited Partnership

By:        /s/ Jill Granat
Name: Jill Granat
Title: Secretary

LLC-K4, LLC
LLC-QQ
12-2019 HOLDINGS ULC
12ZZ HOLDINGS ULC
RBHZZ HOLDINGS ULC
Société en commandite BC12/ BC12 LIMITED PARTNERSHIP
12kr Holdings ULC
12KRR Holdings ULC
KR1 HOLDINGS ULC
KR2 HOLDINGS ULC
KR3 HOLDINGS ULC
KR4 HOLDINGS ULC
KR5 HOLDINGS ULC
KR6 HOLDINGS ULC
KR7 HOLDINGS ULC
KR8 HOLDINGS ULC
KR9 HOLDINGS ULC
KR19TDL HOLDINGS ULC
Société en commandite BC12P/ BC12P LIMITED PARTNERSHIP

By: /s/ Jill Granat
Name: Jill Granat
Title: Secretary

2097A HOLDINGS ULC
2097AA HOLDINGS ULC
LDTA HOLDINGS ULC
LDTAA HOLDINGS ULC
LDTC HOLDINGS ULC
2097B HOLDINGS ULC
SOCIÉTÉ EN COMMANDITE 2097P / 2097P
LIMITED PARTNERSHIP, by ZN1 HOLDINGS ULC,
its general partner
SOCIÉTÉ EN COMMANDITE LDTB / LDTB
LIMITED PARTNERSHIP, by ZN19TDL HOLDINGS
ULC, its general partner

By: ____/s/ Jill Granat__________
Name: Jill Granat
Title: Secretary

Accepted on the date first written above:
MORGAN STANLEY & CO. LLC
For itself and on behalf of the several
Initial Purchasers listed in Schedule 1 hereto.
By:    /s/ Ethan Plater
Name:    Ethan Plater
Title:    Authorized Signatory

Schedule 1

Initial Purchaser	Principal Amount
Morgan Stanley & Co. LLC	$103,213,500
J.P. Morgan Securities LLC	55,045,500
Wells Fargo Securities, LLC	55,045,500
RBC Capital Markets, LLC	55,045,500
Barclays Capital Inc.	55,045,500
BofA Securities, Inc.	55,045,500
Rabo Securities USA, Inc.	41,284,500
HSBC Securities (USA) Inc.	41,284,500
MUFG Securities Americas Inc.	41,284,500
BMO Capital Markets Corp.	41,284,500
Goldman Sachs & Co. LLC	41,284,500
Fifth Third Securities, Inc.	27,522,750
BNP Paribas Securities Corp.	27,522,750
Citigroup Global Markets Inc.	27,522,750
Scotia Capital (USA) Inc.	27,522,750
SunTrust Robinson Humphrey, Inc.	27,522,750
Capital One Securities, Inc.	27,522,750
Total	$750,000,000

Schedule 2
Guarantors

1.	BK Whopper Bar, LLC, a Florida limited liability company

2.	BK Acquisition, Inc., a Delaware corporation

3.	Orange Intermediate, LLC, a Delaware limited liability company

4.	Orange Group, Inc., a Delaware corporation

5.	LLCxox, LLC, a Delaware limited liability company

6.	Blue Holdco 1, LLC, a Delaware limited liability company

7.	Blue Holdco 2, LLC, a Delaware limited liability company

8.	Blue Holdco 3, LLC, a Delaware limited liability company

9.	SBFD Holding Co., a Delaware corporation

10.	Tim Hortons USA Inc., a Florida corporation

11.	Tim Hortons (New England), Inc., a Delaware corporation

12.	Burger King Worldwide, Inc., a Delaware corporation

13.	Burger King Capital Finance, Inc., a Delaware corporation

14.	Burger King Holdings, Inc., a Delaware corporation

15.	Blue Holdco 440, LLC, a Delaware limited liability company

16.	Tim Donut U.S. Limited, Inc., a Florida corporation

17.	Burger King Corporation, a Florida corporation

18.	Burger King Interamerica, LLC, a Florida limited liability company

19.	1014369 B.C. Unlimited Liability Company, a British Columbia unlimited liability company

20.	1019334 B.C. Unlimited Liability Company, a British Columbia unlimited liability company

21.	Grange Castle Holdings Limited, a Canada corporation

22.	GPAir Limited, an Ontario corporation

23.	The TDL Group Corp./Groupe TDL Corporation, a British Columbia limited company

24.	Burger King Canada Holdings Inc./Placements Burger King Canada Inc., an Ontario corporation

25.	1024670 B.C. Unlimited Liability Company, a British Columbia unlimited liability company

26.	1028539 B.C. Unlimited Liability Company, a British Columbia unlimited liability company

27.	1029261 B.C. Unlimited Liability Company, a British Columbia unlimited liability company

28.	1057837 B.C. Unlimited Liability Company, a British Columbia unlimited liability company

29.	1057772 B.C. Unlimited Liability Company, a British Columbia unlimited liability company

30.	1057639 B.C. Unlimited Liability Company, a British Columbia unlimited liability company

31.	TDLdd Holdings ULC, a British Columbia unlimited liability company

32.	TDLrr Holdings ULC, a British Columbia unlimited liability company

33.	BK Canada Service ULC, a British Columbia unlimited liability company

34.	Restaurant Brands Holdings Corporation, an Ontario corporation

35.	Tim Hortons Canadian IP Holdings Corporation, an Ontario corporation

36.	Restaurant Brands International US Services LLC, a Florida limited liability company

37.	PLK Enterprises of Canada, Inc., a British Columbia corporation

38.	Popeyes Louisiana Kitchen, Inc., a Minnesota corporation

39.	1112097 B.C. Unlimited Liability Company, a British Columbia unlimited liability company

40.	1112104 B.C. Unlimited Liability Company, a British Columbia unlimited liability company

41.	1112106 B.C. Unlimited Liability Company, a British Columbia unlimited liability company

42.	1112090 B.C. Unlimited Liability Company, a British Columbia unlimited liability company

43.	1112100 B.C. Unlimited Liability Company, a British Columbia unlimited liability company

44.	BC12sub- Orange Holdings ULC, a British Columbia unlimited liability company

45.	SBFD Subco ULC, a British Columbia unlimited liability company

46.	LAX Holdings ULC, a British Columbia unlimited liability company

47.	Orange Group International, Inc., an Ontario corporation

48.	Blue Holdco aka8, llc, a Delaware limited liability company

49.	Blue Holdco aka7, llc, a Delaware limited liability company

50.	BCP-Sub, LLC, a Delaware limited liability company

51.	SBFD, LLC, a Delaware limited liability company

52.	SBFD Beta, LLC, a Delaware limited liability company

53.	RB Timbit Holdings ULC, a British Columbia unlimited liability company

54.	RB OCS Holdings ULC, a British Columbia unlimited liability company

55.	RB Crispy Chicken Holdings ULC, a British Columbia unlimited liability company

56.	PBB Holdings ULC, a British Columbia unlimited liability company

57.	ZN1 Holdings ULC, a British Columbia unlimited liability company

58.	ZN2 Holdings ULC, a British Columbia unlimited liability company

59.	ZN3 Holdings ULC, a British Columbia unlimited liability company

60.	ZN4 Holdings ULC, a British Columbia unlimited liability company

61.	ZN5 Holdings ULC, a British Columbia unlimited liability company

62.	ZN6 Holdings ULC, a British Columbia unlimited liability company

63.	ZN7 Holdings ULC, a British Columbia unlimited liability company

64.	ZN8 Holdings ULC, a British Columbia unlimited liability company

65.	ZN9 Holdings ULC, a British Columbia unlimited liability company

66.	ZN19TDL Holdings ULC, a British Columbia unlimited liability company

67.	LLC-QZ, LLC, a Delaware limited liability company

68.	Société en commandite Tarte 3/ Pie 3 Limited Partnership, a Quebec limited partnership

69.	Société en commandite Tarte 4/ Pie 4 Limited Partnership, a Quebec limited partnership

70.	Société en commandite P2019/P2019 Limited Partnership, a Quebec limited partnership

71.	LLC-K4, LLC, a Delaware limited liability company

72.	LLC-QQ, LLC, a Delaware limited liability company

73.	12-2019 Holdings ULC, a British Columbia unlimited liability company

74.	12zz Holdings ULC, a British Columbia unlimited liability company

75.	RBHzz Holdings ULC, a British Columbia unlimited liability company

76.	Société en commandite BC12/ BC12 Limited Partnership, a Quebec limited partnership

77.	12Kr Holdings ULC, a British Columbia unlimited liability company

78.	12Krr Holdings ULC, a British Columbia unlimited liability company

79.	KR1 Holdings ULC, a British Columbia unlimited liability company

80.	KR2 Holdings ULC, a British Columbia unlimited liability company

81.	KR3 Holdings ULC, a British Columbia unlimited liability company

82.	KR4 Holdings ULC, a British Columbia unlimited liability company

83.	KR5 Holdings ULC, a British Columbia unlimited liability company

84.	KR6 Holdings ULC, a British Columbia unlimited liability company

85.	KR7 Holdings ULC, a British Columbia unlimited liability company

86.	KR8 Holdings ULC, a British Columbia unlimited liability company

87.	KR9 Holdings ULC, a British Columbia unlimited liability company

88.	KR19TDL Holdings ULC, a British Columbia unlimited liability company

89.	Société en commandite BC12p/ BC12p Limited Partnership, a Quebec limited partnership

90.	2097A Holdings ULC, a British Columbia unlimited liability company

91.	2097AA Holdings ULC, a British Columbia unlimited liability company

92.	LDTA Holdings ULC, a British Columbia unlimited liability company

93.	LDTAA Holdings ULC, a British Columbia unlimited liability company

94.	LDTC Holdings ULC, a British Columbia unlimited liability company

95.	2097B HOLDINGS ULC, a British Columbia unlimited liability company

96.	ZN1 Holdings ULC, in its capacity as general partner of Société en commandite 2097P/ 2097P Limited Partnership, a Quebec limited partnership

97.	ZN19TDL Holdings ULC, in its capacity as general partner of Société en commandite LDTb/ LDTb Limited Partnership, a Quebec limited partnership

ANNEX A
Additional Time of Sale Information

1.	Pricing term sheet containing the terms of the Securities, substantially in the form of Annex B.

ANNEX B
Pricing Term Sheet
See attached

ANNEX C
Restrictions on Offers and Sales Outside the United States
In connection with offers and sales of Securities outside the United States:
(a)    Each Initial Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act. Each Initial Purchaser acknowledges that the distribution of the Securities is being made in the Offering Provinces on a private placement basis, exempt from the prospectus requirements of applicable Canadian Securities Laws, and that the Securities have not been and will not be qualified for distribution (or distribution to the public, as applicable) by prospectus under applicable Canadian Securities Laws.
(b)    Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:
(i)    Such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act.
(ii)    None of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.
(iii)    At or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, such Initial Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:
“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S.”
(iv)    Such Initial Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Issuers.
Terms used in paragraph (a) and this paragraph (b) and not otherwise defined in this Agreement have the meanings given to them by Regulation S.
(c)    Each Initial Purchaser acknowledges that no action has been or will be taken by the Issuers that would permit a public offering of the Securities, or possession or distribution of any of the Time of Sale Information, the Offering Memorandum, any Issuer Written Communication or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required.
(d)    Each Initial Purchaser and its respective affiliates severally agrees that it will offer and sell the Securities to Subsequent Purchasers in Canada in compliance with the requirements of applicable Canadian Securities Laws and only make offers and sales of the Securities in Canada in the Offering Provinces and in such a manner that the sale of the Securities will be exempt from the prospectus requirements of applicable Canadian

Securities Laws. For greater certainty, each Initial Purchaser severally agrees that it has not made and will not make an offer of the Securities to any person or company in Canada other than a person or company that is both:
(i)    an “accredited investor” within the meaning of NI 45-106 or, in Ontario, as defined in Section 73.3(1) of the Securities Act (Ontario) (except, in each case, for the criteria set out in paragraph (j), (k) or (l) of such definition in NI 45-106) that is either purchasing the Securities as principal for its own account, or is deemed to be purchasing the Securities as principal for its own account in accordance with Canadian Securities Laws, and that is entitled under Canadian Securities Laws to purchase such Securities without the benefit of a prospectus qualified under such laws; and
(ii)    a “permitted client” as defined in section 1.1 of NI 31-103.
(e)    Each Initial Purchaser, severally and not jointly, covenants and agrees that it will provide to the Issuers forthwith upon request all such information regarding each purchaser of Securities from it in Canada, including the paragraph number in the definition of “accredited investor” in Section 1.1 of NI 45-106 that applies to each purchaser, as the Issuers may reasonably request in good faith for the purpose of preparing and filing Schedule 1 to a report of exempt distribution on Form 45-106F1 (“Form 45-106F1”) and filed with all applicable Canadian securities regulators in connection with the issuance and sale of the Securities, provided it is acknowledged and agreed that the Initial Purchasers need not provide any information to the Issuers regarding whether any Canadian purchaser is an insider of the Issuers.
(f)    Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:
(i)    it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the United Kingdom Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of any Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Issuers or the Guarantors; and
(ii)    it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.
(g)    Each Initial Purchaser severally agrees that it has not offered, sold or otherwise made available to and will not offer, sell or otherwise make available the Securities to any retail investor in the European Economic Area. For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); (ii) a customer within the meaning of Directive 2016/97/EU (as amended, the “Insurance Mediation Directive”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in Regulation (EU) 2017/1129 (as amended, the “Prospectus Regulation”).